Other Significant Transactions and Agreements During the Six Months Ended June 30, 2025	6 Months Ended
Jun. 30, 2025
Other Significant Transactions and Agreements During the Six Months Ended June 30, 2025 [Abstract]
OTHER SIGNIFICANT TRANSACTIONS AND AGREEMENTS DURING THE SIX MONTHS ENDED JUNE 30, 2025
NOTE 3 -	OTHER SIGNIFICANT TRANSACTIONS AND AGREEMENTS DURING THE SIX MONTHS ENDED JUNE 30, 2025:

a.	In January 2025, the Company paid $188 of the phantom warrants (see Note 16(d) in the 2024 annual financial statements).

b.	In March 2025, warrants issued in connection with a note purchase agreement that the Company entered into in January 2024 (see note 16(g) of the 2024 annual financial statements) were replaced and the Company issued an amended and restated warrant to such note purchasers (hereinafter “amended and restated 2024 Note Purchaser Warrant”). The amended and restated 2024 Note Purchaser Warrant is exercisable for up to an additional of 44,164 of the Company’s ordinary shares at an exercise price of $15.61 per share and may be exercised until November 8, 2028.

Warrants to Ordinary Shares are classified as equity. See Note 2(cc) in the 2024 annual financial statements.

c.	On April 24, 2025 the Company entered into a loan agreement with an Israeli bank (the “Bank”) and issued warrants to purchase up to 85,034 ordinary shares, see Note 9(b).

d.	On March 7, 2025, Gauzy GmbH received an approval to a research and development grant relating to its Suspended Particle Device activity for the years 2020 through 2025. The overall amount expected to be received totaling to $1.5 million (€1.3 million), net of transaction costs. As of June 30, 2025, the Company met the conditions to receive a grant of $1.2 million (€1.1 million), net of transaction costs. The grant was recorded as a reduction of research and development expenses. The Company received $0.8 million (€0.7 million), net of transactions costs, on July 29,2025.